AMENDMENT TO BINDING TERM SHEET This Amendment to Binding Term Sheet (“Amendment”) is made effective as of February 27, 2026, by and between Kuva Labs Inc., a Delaware corporation (“Kuva”) and Lisata Therapeutics, Inc., a Delaware corporation (“Lisata”). RECITALS WHEREAS, reference is made to that certain Binding Term Sheet dated January 20, 2026, by and between Lisata and Kuva (the “Term Sheet”). WHEREAS, the parties wish to amend the Term Sheet to extend the term thereof. NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows: 1. Terms. Capitalized terms used but not otherwise defined in this Amendment shall have the meanings set forth in the Term Sheet. 2. Amendment. The section of the Term Sheet titled “Term” is hereby amended do delete the date “February 28, 2026” and replace it with “March 7, 2026”. 2. Effect of Amendment. Except as set forth in this Amendment, the Term Sheet remains in full force and effect in accordance with its original terms. Any reference to the Term Sheet in the Term Sheet shall refer to the Term Sheet, as amended by this Amendment. 3. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall be one and the same document. [Signature page to follow.] Exhibit 10.1

[Signature Page to Amendment to Binding Term Sheet] IN WITNESS WHEREOF, the parties to this Amendment have caused same to be executed as of the date first written above. Lisata Therapeutics, Inc. By:______________________________ Name: David J. Mazzo, Ph.D. Title: President and CEO Kuva Labs Inc. By:_____________________________ Name: Mark Land Title: CEO